EXHIBIT 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of AmTrust Financial Services, Inc. (the “Company”) for the quarter ended June 31, 2009 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Barry Zyskind, President and Chief Executive Officer (Principal Executive Officer) of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(a)	the Report fully complies with the requirements of section 13(a) and 15(d) of the Securities Exchange Act of 1934; and

(b)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/s/ Barry Zyskind
Barry Zyskind President and Chief Executive Officer (Principal Executive Officer)

August 10, 2009